SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2008


                            AMERIWEST MINERALS CORP.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                     333-145225                 20-0266164
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)           Identification Number)

                         5135 Camino Al Norte, Suite 250
                            North Las Vegas, NV 89031
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (702) 974-0677


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

AS USED HEREIN, THE TERMS, "WE," "US," "OUR," AND THE "COMPANY" REFERS TO AMERIWEST MINERALS CORP., A NEVADA CORPORATION, UNLESS OTHERWISE STATED.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

On January 24, 2008, in a private transaction, 3,000,000 shares of common stock held by a former director S. Gerald Diakow were transferred to the new officer and director of the corporation, William J. Muran. The shares were transferred in the private transaction at the price Mr. Diakow paid for the shares on May 30, 2007, $0.005 per share or a total of $15,000. These shares constitute 100% of the currently issued and outstanding stock of the corporation.

The corporation has filed a Post-Effective Amendment to their SB-2 Registration Statement (Securities and Exchange Commission File Number 333-145225) to disclose the information reflecting the change to the corporation's officer and director and the ownership of securities upon consummation of the transfer.

Title of              Name and Address of               Amount and Nature            Percent of
 Class                  Beneficial Owner               of Beneficial Owner             Class
 -----                  ----------------               -------------------             -----
Common Stock        William J. Muran [1]                     3,000,000                  100%
                    5135 Camino Al Norte, Suite 250
                    North Las Vegas, NV  89031

All Officers and Directors                                   3,000,000                  100%
 as a Group (1 person)

----------
[1] The person named is a "promoter" as defined in the Securities Exchange Act of 1934. Mr. Muran is the only "promoter" of our company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 24, 2008 Mr. S. Gerald Diakow submitted his resignation as sole officer and director of the corporation. Due to Mr. Diakow's other obligations he was not able to spend the amount of time necessary to implement the company's business plan.

On January 24, 2008, upon the resignation of Mr. Diakow, Mr. William J. Muran became our sole officer and director. He will serve as president, principal executive officer, principal financial officer, principal accounting officer, director and chairman of the board of directors.

The following table sets forth the compensation paid by us from inception on November 3, 2006 through the current date for our officer and director. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid or named executive officers.

                           Summary Compensation Table

 Name &
Principal                                 Stock    Options   All other
Position     Year  Salary($)  Bonus($)  Awards($)  Awards($)  Comp.($)  Total($)
--------     ----  ---------  --------  ---------  ---------  --------  --------

W Muran      2008     0          0          0          0          0         0
President
& Director

SG Diakow    2007     0          0          0          0          0         0
Former       2008     0          0          0          0          0         0
President
& Director

We have not paid any salaries and we do not anticipate paying any salaries in the near future. We will not begin paying salaries until we have adequate funds to do so. There are no stock option plans, retirement, pension, or profit sharing plans for the benefit of our officer and director.

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. Our director does not receive any compensation for serving on the board of directors. As of the date hereof, we have not entered into employment contracts with our officer and do not intend to enter into any employment contracts until such time as it profitable to do so.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Ameriwest Minerals Corp.



Date: January 25, 2008                       By: /s/ William J. Muran
                                                --------------------------------
                                                William J. Muran, President

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